CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD: JUNE 1996
Beginning of the Month Principal Receivables:                                                             8,569,786,703.82
                                                                                                       -------------------
Beginning of the Month Finance Charge Receivables:                                                          170,956,177.05
                                                                                                       -------------------
Beginning of the Month Discounted Receivables:                                                                        0.00
                                                                                                       -------------------
Beginning of the Month Total Receivables:                                                                 8,740,742,880.87
                                                                                                       -------------------

Removed Principal Receivables:                                                                                        0.00
                                                                                                       -------------------
Removed Finance Charge Receivables:                                                                                   0.00
                                                                                                       -------------------
Removed Total Receivables:                                                                                            0.00
                                                                                                       -------------------

Additional Principal Receivables:                                                                                     0.00
                                                                                                       -------------------
Additional Finance Charge Receivables:                                                                                0.00
                                                                                                       -------------------
Additional Total Receivables:                                                                                         0.00
                                                                                                       -------------------

Discounted Receivables Generated this Period                                                                          0.00
                                                                                                       -------------------

End of the Month Principal Receivables:                                                                   8,537,855,036.00
                                                                                                       -------------------
End of the Month Finance Charge Receivables:                                                                169,103,081.02
                                                                                                       -------------------
End of the Month Discounted Receivables:                                                                              0.00
                                                                                                       -------------------
End of the Month Total Receivables:                                                                       8,706,958,117.02
                                                                                                       -------------------

Excess Funding Account Balance                                                                                        0.00
                                                                                                       -------------------
Invested Amount of all Master Trust Series                                                                7,608,801,103.58
                                                                                                       -------------------

End of the Month Seller Percentage                                                                              10.881585%
                                                                                                       -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD: JUNE 1996                                                           ACCOUNTS                RECEIVABLES
                                                                                    --------                -----------
End of the Month Delinquencies:
   30 - 59 Days Delinquent                                                               52,014             126,372,676.99
                                                                                ---------------        -------------------
   60 - 89 Days Delinquent                                                               25,895              71,143,304.23
                                                                                ---------------        -------------------
   90 + Days Delinquent                                                                  61,623             168,373,692.52
                                                                                ---------------        -------------------

   Total 30 + Days Delinquent                                                           139,532             365,889,673.74
                                                                                ---------------        -------------------
   Delinquencies 30 + Days as a Percent of End of the Month Total
   Receivables                                                                                                       4.20%
                                                                                ---------------        -------------------

Defaulted Accounts During the Month                                                      12,229              32,330,723.82
                                                                                ---------------        -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal
Receivables                                                                                                          4.53%
                                                                                                       -------------------


CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD: JUNE 1996                                                                  COLLECTIONS            PERCENTAGES
                                                                                           -----------            -----------
Total Collections and Gross Payment Rate                                                  751,707,446.51                     8.60%
                                                                                     -------------------       -------------------
Collections of Principal Receivables and Principal Payment Rate                           639,234,548.54                     7.46%
                                                                                     -------------------       -------------------

   Prior Month Billed Finance Charge and Fees                                             102,404,055.92
                                                                                     -------------------
   Amortized AMF Income                                                                     3,972,370.89
                                                                                     -------------------
   Interchange Collected                                                                    4,653,567.16
                                                                                     -------------------
   Recoveries of Charged Off Accounts                                                       2,338,536.89
                                                                                     -------------------
   Collections of Discounted Receivables                                                            0.00
                                                                                     -------------------

Collections of Finance Charge Receivables and Annualized Yield                            113,368,530.86                    15.87%
                                                                                     -------------------       -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD: JUNE 1996

Beginning Unamortized AMF Balance                                                                                    22,065,439.33
                                                                                                               -------------------
 + AMF Slug for Added Accounts                                                                      0.00
                                                                                     -------------------
 + AMF Collections                                                                          3,076,738.00
                                                                                     -------------------
 - Amortized AMF Income                                                                     3,972,370.89
                                                                                     -------------------
Ending Unamortized AMF Balance                                                                                       21,169,806.44
                                                                                                               -------------------
CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD: JUNE 1996

Gross Principal Payment Rate                                                                       7.46%
                                                                                     -------------------
May 17, 1994   3% Discount of Addition                                                                               50,184,973.92
                                                                                                               -------------------
   Total Discounted Receivables Collections as of Beginning of Month                       50,184,973.92
                                                                                     -------------------
   Collections of Discounted Receivables Current Month                                              0.00
                                                                                     -------------------
Discounted Receivables to be Collected                                                                                        0.00
                                                                                                               -------------------





                                CAPITAL ONE BANK
                                as Servicer


                                By :          /s/ John Schmohl
                                              ------------------------------
                                Name :        John Schmohl
                                Title :       Director of External Reporting



                                                                    Page 7 of 30